EXHIBIT 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Stratos Renewables Corporation (the “Company”) for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Steven Magami as President of the Company, and Julio Cesar Alonso as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

STRATOS RENEWABLES CORPORATION,
a Nevada corporation

Date: April 15, 2008	By:	/s/ STEVEN MAGAMI
Steven Magami, President

Date: April 15, 2008	By:	/s/ JULIO CESAR ALONSO
Julio Cesar Alonso,
Chief Financial Officer